CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0041-16
This Amendment No.3 [COM0651-17] (the "Amendment No. 3") dated as of February 7, 2017 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 2 and the Purchase Agreement, this Amendment No. 2 shall control.

WHEREAS, the Parties have agreed to modify certain items of the Aircraft specific configuration.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. CONFIGURATION CHANGES TO THE AIRCRAFT

1. 1. The following items shall be incorporated to the configuration of Aircraft 01 and subsequent:
a.1. Configuration changes:
[***]

b.1. [***]
c.1. [***]

2. PRICE
As a result of the changes referred to in Article 1 above, Article 3.1 of the Purchase Agreement is hereby deleted and replaced as follows:
[***]

3. ATTACHMENT A CHANGE
As a result of the changes referred to in Article 2 above, Attachment A to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment A to this Amendment No. 2, which shall be deemed to be Attachment A for all purposes under the Purchase Agreement.

4. ATTACHMENT H CHANGE
As a result of the changes referred to in Article 2 above, Attachment H to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment H to this Amendment No. 3, which shall be deemed to be Attachment H for all purposes under the Purchase Agreement.

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0041-16

5. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 3 shall remain in full force and effect without any change.

6. COUNTERPARTS

This Amendment No. 3 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 3 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0651-17 Page 2 of #NUM_PAGES#
Amendment No.3 to PA COM0041-16

AMENDMENT No. 3 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to be effective as of the date first written above.

EMBRAER S.A.    Horizon Air Industries, Inc.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:

Title:

Place: ______________________     Place: _____________________

COM0651-17 Page 3 of #NUM_PAGES#
Amendment No.3 to PA COM0041-16

ATTACHMENT “A” AIRCRAFT CONFIGURATION
[***]

Attachment “A” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 3 (COM0651-17)